November 30, 2017

ADVANTAGE FUNDS, INC.
Dreyfus Global Multi-Asset Income Fund

Supplement to Prospectus
Dated November 30, 2017

Effective on or about December 15, 2017, the following information supplements the information contained in the section of the fund’s Prospectus entitled “Shareholder Guide—Choosing a Share Class—Sales Charge Reductions and Waivers”:

In addition, shareholders of the fund will receive Class A shares of the fund at NAV without payment of a sales charge upon the conversion of such shareholders' Class C shares of the fund in the month of or month following the 10-year anniversary date of the purchase of the Class C shares.

Effective on or about December 15, 2017, the following information supplements the information contained in the section of the fund’s Prospectus entitled “Shareholder Guide—Choosing a Share Class—Class C Shares” and “Shareholder Guide—Services for Fund Investors—Conversion Feature”:

Class C shares automatically convert to Class A shares in the month of or month following the 10-year anniversary date of the purchase of the Class C shares, based on the relative net asset value of each such class without the imposition of any sales charge, fee or other charge.